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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 24, 2003
                                 --------------
                Date of report (date of earliest event reported)



                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        0-21485                                           38-3306717
        -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)

            17570 WEST TWELVE MILE ROAD, SOUTHFIELD, MICHIGAN 48076
            -------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (248) 386-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K.

99.1 Press Release, dated April 24, 2003, issued by Superior Consultant Holdings Corporation


ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," as provided in SEC Release No. 34-47583:

         On April 24, 2003, Superior Consultant Holdings Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

         The Company's earnings release contains non-GAAP financial measures. The earnings release presents revenues and operating expenses adjusted to exclude out-of-pocket reimbursements. The Company's management believes excluding out-of-pocket reimbursements, although a non-GAAP financial measure, provides investors a better comparison from period to period by removing the impact of fluctuations in out-of-pocket reimbursements that do not reflect on operating performance.

         The earnings release presents operating expenses and net earnings
(loss) adjusted to exclude restructuring charges and impairment of assets and goodwill. The Company's management believes these non-GAAP financial measures are useful to investors because they offer a better comparison of results from the most recently completed quarter to results from previous periods by removing from the results of the previous quarter the charges not present in the current quarter and because they provide consistency with the format by which management internally assesses the Company's performance.

         The earnings release also presents earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted to exclude restructuring and impairment charges. The Company's management believes that EBITDA, although a non-GAAP financial measure, is useful for investors because it is a widely understood tool that assists investors in evaluating current operating performance of a business. The Company's management further believes that EBITDA adjusted to exclude restructuring and impairment charges is useful to investors because it offers a better comparison of results from the most recently completed quarter to results from previous periods by removing from the results of the previous quarter the charges not present in the current quarter and because it provides consistency with the format by which management internally assesses the Company's performance.

         Investors should use these non-GAAP financial measures in addition to, and not in replacement of, the GAAP financial measures presented in the Company's earnings release. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION



Date:  April 24, 2003      By: /s/ Richard D. Helppie, Jr.
                              -------------------------------------------------
                               Richard D. Helppie, Jr., Chief Executive Officer




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EXHIBIT INDEX

Exhibit No.

99.1 Press Release, dated April 24, 2003, issued by Superior Consultant Holdings Corporation